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                                                                    Exhibit 23.2



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1999 Stock Incentive Plan of PLX Technology, Inc. of our report dated January 22, 2002, with respect to the consolidated financial statements and schedule of PLX Technology, Inc., included in its Annual Report (Form 10-K) for the year ended December 31, 2001 filed with the Securities and Exchange Commission.




San Jose, California
July 31, 2002